UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 09, 2013

UWHARRIE CAPITAL CORP

(Exact name of Registrant as specified in charter)

North Carolina	000-22062	56-1814206
(State or other Jurisdiction of Incorporation	(Commission File No.)	(I.R.S. Employer Identification No)

132 North First Street Albemarle, North Carolina	28001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 704-983-6181

N/A

(Former Name or former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 8, 2013, Uwharrie Capital Corp (the “Registrant”) announced financial results for the quarter ended March 31, 2013. The Registrant reported consolidated total assets of $547 million at March 31, 2013.

Net income available to shareholders was $499 thousand or $0.07 per common share for the three months ending March 31, 2013 compared to $539 thousand or $0.07 per share for the same period in 2012. Net income available to shareholders takes into consideration the payment of dividends on preferred stock issued by the Company as well as dividends on preferred stock issued by our banking subsidiaries. Uwharrie paid $161 thousand in dividends to its preferred shareholders during 2013 and its subsidiary banks paid an additional $103 thousand in dividends on preferred stock at the individual bank level. In total, this is $264 thousand compared to $161 thousand during the same period in 2012. With the redemption at par of 77% of the preferred stock issued under TARP at the end of the first quarter of 2013, Uwharrie expects lower dividend payments by 46% in the second quarter of 2013.

A copy of the press release (the “Press Release”) announcing the Registrant’s results is attached as Exhibit 99.1 and incorporated by reference herein.

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of the Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 8, 2013 regarding the “Registrants” results of operations for the quarter ended March 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UWHARRIE CAPITAL CORP

By:	/s/ R. David Beaver, III
R. David Beaver, III
Principal Financial Officer

Dated: May 9, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release dated May 8, 2013